UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 9, 2006

                          FOODARAMA SUPERMARKETS, INC.
               (Exact name of registrant as specified in charter)

         New Jersey                  1-5745-1                    21-0717108
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)             Identification No.)

Building 6, Suite 1, 922 Highway 33, Freehold, New Jersey      07728
(Address of principal executive offices)                     (Zip code)

Registrant's telephone number, including area code: (732)462-4700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2-Financial Information

Item 2.02. Results of Operations and Financial Condition.

      On June 9, 2006 Foodarama Supermarkets, Inc. issued a press release announcing its consolidated financial results for its second quarter ended April 29, 2006. A copy of the press release is furnished as Exhibit 99.1 to this current report.

      The information furnished under Item 2.02 of this current report, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9-Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits:

Exhibit No.       Description
-----------       -----------

      99.1        Press Release, dated June 9, 2006,
                  of Foodarama Supermarkets, Inc.
                  Re: Consolidated Financial Results

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                                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FOODARAMA SUPERMARKETS, INC.
                                             (REGISTRANT)

                                      By: /S/ Michael Shapiro
                                         -------------------------------
                                          Michael Shapiro
                                          Senior Vice President
                                          Chief Financial Officer

Date: June 12, 2006

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1           Press Release, dated June 9, 2006, of
               Foodarama Supermarkets, Inc. Re: Consolidated
               Financial Results